UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): September 22, 2006

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GREENS WORLDWIDE INCORPORATED

(Exact name of registrant as specified in its charter)

Arizona (State or other jurisdiction of incorporation)	000-25025 (Commission File Number)	86-0718104 (I.R.S. Employer Identification No.)
346 Woodland Church Road Hertford, North Carolina (Address of principal executive offices)	27944 (Zip Code)

Registrant’s telephone number, including area code: 252-264-2064

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐   Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐   Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02.	Departure of Directors or Principal Officers; Election of Directors; Appointment of Principal Officers.

On September 22, 2006, Greens Worldwide Incorporated (the “Company”) appointed Roy R. Watson as Chief Financial Officer.

Mr. Watson, 50, served as Managing Partner of Navigation Business Solutions, LLC, an executive management company dedicated to providing President, CEO and CFO services to small to mid-size growth companies, from 2004 to September 2006. He served as President and CFO of RatingSource, Inc., a national Application Service Provider firm that evaluates architects, engineers, general contractors and owners on commercial construction projects around the country, from 2002 to 2004. He served as CEO and CFO of Watson Tile Distributors, Inc., a nationally recognized regional ceramic tile distribution company, from 1983 through 2002.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

GREENS WORLDWIDE INCORPORATED

Date:	September 25, 2006	By: /s/ R. Thomas Kidd
R. Thomas Kidd
President and Chief Executive Officer